UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2010

VIPER POWERSPORTS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51632	41-1200215
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation or organization)

10895 Excelsior Blvd., Ste. 203
Hopkins, MN	55343
(Address of principal executive	(Zip Code)
offices)

Registrant’s telephone number, including area code: (952) 938-2481

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CER 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.02 Amended March 31, 2010 and June 30, 2010 filings

Subsequent to issuance, the management of Viper Powersports, Inc. concluded that the original accounting and allocation for the warrants issued during the three month period ending March 31, 2010 was incorrect, as well as the original accounting and allocation for the warrants issued during the six month period ending June 30, 2010.  Management has subsequently determined the correct accounting procedures and has amended both the March 31, 2010 and June 30, 2010 financial statements.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viper Powersports Inc.

Dated: November 19, 2010	By:	/s/ Jerome L. Posey
Jerome L. Posey,
Chief Financial Officer